UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 12, 2011

Date of Report (Date of earliest event reported)

Apollo Global Management, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-35107	20-8880053
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

9 West 57th Street, 43rd Floor

New York, New York 10019

(Address of principal executive offices) (Zip Code)

(212) 515-3200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 12, 2011, Apollo Global Management, LLC issued a press release announcing financial results for its first quarter ended March 31, 2011.

A copy of the press release is attached hereto as Exhibit 99.1. All information in the press release is furnished but not filed.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
Exhibit 99.1	Press release of Apollo Global Management, LLC dated May 12, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO GLOBAL MANAGEMENT, LLC

Date: May 12, 2011	By:	/s/ John J. Suydam
John J. Suydam
Chief Legal Officer and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press release of Apollo Global Management, LLC dated May 12, 2011